CASH DIVIDEND	12 Months Ended
Sep. 30, 2020
CASH DIVIDEND
27.	CASH DIVIDEND
On November 28, 2017, the Company approved and declared a cash dividend of US$0.1125 per ordinary share on its total 132,804,973 outstanding shares as of the close of trading on January 12, 2018, resulting in payments totaling US$14,949 to shareholders. Such dividend was recorded as a reduction against retained earnings.
On March 17, 2020, the Company approved and declared a cash dividend of US$0.145 per ordinary share on its total 135,320,433 outstanding shares as of the close of trading on March 31, 2020, resulting in payments totaling US$19,621 to shareholders. Such dividend was recorded as a reduction against retained earnings.